SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
23.	SUBSEQUENT EVENTS
The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the consolidated financial statements were issued.
In January 2023, the Company settled a litigation case from 2021 for $800 thousand, which was included in accrued expenses, other current liabilities and other long-term liabilities as of December 31, 2022 on the consolidated balance sheets.
In March 2023, the Company did not timely make the payment of the accrued interest on the Convertible Notes due on March 1, 2023 of $2.3 million, resulting in a default. The Company is in active negotiations with the holders of the Convertible Notes to resolve the def ault.